UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 21, 2008
Date of Report (Date of earliest event reported)

ECO2 PLASTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

31-1705310
(IRS Employer Identification No.)

680 Second Street, Suite 200
San Francisco, CA 94107

(415) 829-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On November 21, 2008, ECO2 Plastics, Inc. (the “Company”) entered into a supply agreement with Peninsula Packaging, LLC (“Peninsula”)  (the “Agreement”).  Under the terms of the Agreement, the Company shall supply Peninsula and Peninsula shall purchase from the Company a minimum of 1.5M pounds of recycled polyethylene-terephthalate (“PET”) flakes per month.  The PET flakes shall have certain specifications and qualities as agreed upon by the Company and Peninsula.  The term of the Agreement is three years.

Item 9.01                      Financial Statements and Exhibits

Exhibit 10                      Supply Agreement between ECO2 Plastics, Inc. and Peninsula Packaging, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO2 PLASTICS, INC.
 (Registrant)

Date: November 25, 2008

/s/ Rodney S. Rougelot

Rodney S. Rougelot, CEO